UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2011

AMERICAN VANGUARD CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 260-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 21, 2011 the Company issued a press release announcing that its wholly-owned subsidiary, AMVAC Chemical Corporation (“AMVAC”), had completed the acquisition of the international assets of the cotton defoliant product tribufos from Bayer CropScience AG. A complete copy of that press release is attached hereto as Exhibit 99.1.

On October 27, 2011 the Company issued a press release announcing that its wholly-owned subsidiary, AMVAC, had licensed certain biopesticide rights from Summerdale Incorporated. A complete copy of that press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press release dated October 21, 2011 of American Vanguard Corporation.

Exhibit 99.2 Press release dated October 27, 2011 of American Vanguard Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: October 27, 2011
	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated October 21, 2011 of American Vanguard Corporation.
99.2	Press release dated October 27, 2011 of American Vanguard Corporation.